Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	8,137.39
Total Transaction Valuation	58,923,898.00
Total Offset Amount	0.00
Net Fee	$ 8,137.39